                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1994 94-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -------------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994


                            CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                            TRUST ACCOUNT #3331928-0
                            REMITTANCE DATE: 11/15/94

                                                   Total $         Per $1,000
                                                   Amount           Original
                                                 ------------    -------------
Class A Certificates
- --------------------

(1)  Amount available (including
     Monthly Servicing Fee)                        5,261,948.02

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                      602,494.63    4.81995704
          b. Class A-2 Interest                      336,875.00    6.12500000
          c. Class A-3 Interest                      288,750.00    6.41666667
          d. Class A-4 Interest                      329,166.67    6.58333340
          e. Class A-5 Interest                      485,065.83    6.91666662

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                      .00           .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                      .00           .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                   2,091,371.23           N/A
          a. Scheduled Principal                     959,426.28           N/A
          b. Principal Prepayments                   984,267.33           N/A
          c. Liquidated Contracts                    147,677.62           N/A
          d. Repurchases                                    .00           N/A

     (6)  Pool Scheduled Principal Balance       372,789,771.01  961.32086640
    (6a)  Pool Factor                                 .96132087

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                              .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)               88.62%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 2

                           CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                           TRUST ACCOUNT #3331928-0
                           REMITTANCE DATE: 11/15/94

                                                   Total $          Per $1,000
                                                    Amount           Original
                                                --------------     ------------
  (9)  Class A Percentage for the following
       Remittance Date                                  88.56%

 (10)  Class A Principal Distribution:
       a. Class A-1                               2,091,371.23       16.73096984
       b. Class A-2                                        .00               .00
       c. Class A-3                                        .00               .00
       d. Class A-4                                        .00               .00
       e. Class A-5                                        .00               .00

 (11)  Class A-1 Principal Balance              110,000,652.89      880.00522312
(11a)  Class A-1 Pool Factor                         .88000522

 (12)  Class A-2 Principal Balance               55,000,000.00      1000.0000000
(12a)  Class A-2 Pool Factor                        1.00000000

 (13)  Class A-3 Principal Balance               45,000,000.00      1000.0000000
(13a)  Class A-3 Pool Factor                        1.00000000

 (14)  Class A-4 Principal Balance               50,000,000.00      1000.0000000
(14a)  Class A-4 Pool Factor                        1.00000000

 (15)  Class A-5 Principal Balance               70,130,000.00      1000.0000000
(15a)  Class A-5 Pool Factor                        1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                                 1,994,153.40                83

 (18)  60 days or more                              884,226.22                34

 (19)  Current Month Repossessions                  383,780.93                15

 (20)  Repossession Inventory                       817,809.76                32

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 3

                              CUSIP#'S 393505-CB6, CC4, CD2, CE0, CF7
                              TRUST ACCOUNT #3331928-0
                              REMITTANCE DATE: 11/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Remittance Date                                                   .24%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                        .21%

(22) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                   .53%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                        .51%

(23) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from June 1, 1999 to
          May 31, 2000, 9% from June 1, 2000 to
          May 31, 2001 and 10% thereafter)                                 .003%

(24) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance
          Date                                                           5026.06

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.75%)                                             .01%

(25) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,755,782.36                                                11.38%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994

                                   CUSIP#'S 393505CG5, CH3
                                   REMITTANCE DATE: 11/15/94

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      ------------    ----------
CLASS B1 CERTIFICATES
- -----------------------
 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                  1,128,224.66

 (2)  Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                           8.25%

 (3)  Aggregate Class B1 Interest                       119,968.75    6.87500000

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                                    .00           .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                       .00           .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                 .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                    .00

(7a)  Class B Percentage for the following
      Remittance Date                                          .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                   .00

(9a)  Class B1 Principal Shortfall                             .00

(9b)  Unpaid Class B1 Principal Shortfall                      .00

(10)  Class B Principal Balance                      42,659,118.12

(11)  Class B1 Principal Balance                     17,450,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 2

                                   CUSIP#'S 393505CG5, CH3
                                   REMITTANCE DATE: 11/15/94

Class B2 and C Certificates
- -----------------------------
(12)  Remaining Amount Available                      1,008,255.91

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                               8.55%

(14)  Aggregate Class B2 Interest                       179,614.97    7.12500013

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00           .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                       .00           .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(18)  Class B2 Principal Liquidation Loss Amount               .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                .00

(20)  Guarantee Fee                                            .00

(21)  Class B2 Principal Balance                     25,209,118.12

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                  156,200.48

(23)  Class C Residual Payment                          672,440.46

(24)  Repossessed Contracts                             383,780.93

(25)  Repossessed Contracts Remaining in
      Inventory                                         817,809.76

(26)  Weighted Average Contract Rate                      10.28314

                                     GTFC
                                     94-2
                                 October, 1994
                              Defaulted Contracts

                                                           Estimated
                                              Repurchase    Loss at
Account #          Principal     Interest       Amount     Sale Date
- ---------          ---------   -----------    ----------   ----------

18308025           50,310.01        329.94     50,639.95     27,379.41
45300796           23,094.43        151.46     23,245.89        515.32
52306188           25,190.01        165.20     25,355.21      7,990.24
53312891           14,749.25         96.73     14,845.98       (271.24)
57311652           23,921.73        156.88     24,078.61      3,960.74
76312061           10,412.19         68.28     10,480.47      6,803.41
                 -----------   -----------   -----------    ----------

                 $147,677.62   $    968.49   $148,646.11    $46,377.88
                 ===========   ===========   ===========    ==========